Symetra Deferred Variable Annuity

Supplement dated April 30, 2015
to Prospectus dated May 1, 1998 as supplemented

Effective May 1, 2015, Deutsche has made the following name change:

Old Fund Name	New Fund Name
Deutsche International VIP	Deutsche CROCI® International VIP

Accordingly, any references to the above-referenced Old Fund Name in this prospectus is replaced with the New Fund Name.